Exhibit 99.1

News Release

Abbott Reports Fourth-Quarter 2019 Results; Announces Strong Forecast for 2020

•	Fourth-quarter sales growth of 7.1 percent; organic sales growth of 8.5 percent
•	Fourth-quarter GAAP EPS growth from continuing operations of 59.5 percent and adjusted EPS growth from continuing operations of 17.3 percent
•	Several businesses achieved double-digit sales growth
•	Forecast reflects continued top-tier sales and earnings growth for 2020

ABBOTT PARK, Ill., Jan. 22, 2020 — Abbott today announced financial results for the fourth quarter and full year ended Dec. 31, 2019.

•	Fourth-quarter worldwide sales of $8.3 billion increased 7.1 percent on a reported basis and 8.5 percent on an organic* basis.
•	Reported diluted EPS from continuing operations under GAAP was $0.59 in the fourth quarter. Adjusted diluted EPS from continuing operations, which excludes specified items, was $0.95, an increase of 17.3 percent versus prior year[1].
•	Abbott issues full-year 2020 guidance for organic sales growth of 7.0 to 8.0 percent[2], which excludes the impact of foreign exchange, and diluted EPS from continuing operations on a GAAP basis of $2.35 to $2.45. Projected full-year adjusted diluted EPS from continuing operations is $3.55 to $3.65, reflecting double-digit growth at the mid-point.
•	Medical Devices sales increased 9.7 percent on a reported basis and 11.3 percent on an organic basis in the fourth quarter. Sales performance was led by double-digit organic sales growth in Heart Failure, Electrophysiology, Structural Heart and Diabetes Care.
•	Established Pharmaceuticals sales increased 7.8 percent on a reported basis and 10.0 percent on an organic basis in the fourth quarter. Sales performance was led by growth across several countries in Latin America and Asia.
•	Core Laboratory Diagnostics sales increased 8.4 percent on a reported basis and 10.0 percent on an organic basis in the fourth quarter. Sales performance was led by above-market growth in the U.S. and internationally, where Abbott is achieving continued strong adoption of its Alinity® family of innovative and highly differentiated diagnostic instruments.

“Our focus on organic growth is driving top-tier performance,” said Miles D. White, chairman and chief executive officer, Abbott. “We're entering 2020 with very good momentum and targeting continued strong growth.”

—more—

* See note on organic growth on the next page.

fourth-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business.

Organic sales growth:

•	Excludes the results for a non-core business within U.S. Adult Nutrition during the first nine months of 2018 as this business was discontinued during the third quarter 2018; and
•	Excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the fourth quarter and full year 2019:

Total Company

($ in millions)

				% Change vs. 4Q18
	Sales 4Q19			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	2,960	5,354	8,314	7.5	6.9	7.1	7.5	9.1	8.5
Nutrition	789	1,079	1,868	3.6	6.4	5.2	3.6	7.5	5.8
Diagnostics	766	1,292	2,058	9.6	2.4	5.0	9.6	4.6	6.4
Established Pharmaceuticals	—	1,174	1,174	n/a	7.8	7.8	n/a	10.0	10.0
Medical Devices	1,404	1,800	3,204	9.2	10.1	9.7	9.2	12.9	11.3

* Total Q4 2019 Abbott sales from continuing operations include Other Sales of $10 million.

				% Change vs. 12M18
	Sales 12M19			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	11,398	20,506	31,904	5.2	3.9	4.3	5.5	8.8	7.7
Nutrition	3,110	4,299	7,409	1.1	3.5	2.5	2.4	7.5	5.3
Diagnostics	2,887	4,826	7,713	6.3	1.0	2.9	6.3	5.7	5.9
Established Pharmaceuticals	—	4,486	4,486	n/a	1.4	1.4	n/a	7.3	7.3
Medical Devices	5,374	6,865	12,239	7.2	8.0	7.6	7.2	13.0	10.5

* Total 12M 2019 Abbott sales from continuing operations include Other Sales of $57 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Fourth-quarter 2019 worldwide sales of $8.3 billion increased 7.1 percent on a reported basis. On an organic basis, worldwide sales increased 8.5 percent. Refer to page 17 for a reconciliation of adjusted historical revenue.

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Nutrition

($ in millions)

				% Change vs. 4Q18
	Sales 4Q19			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	789	1,079	1,868	3.6	6.4	5.2	3.6	7.5	5.8
Pediatric	473	564	1,037	1.2	3.4	2.4	1.2	4.1	2.8
Adult	316	515	831	7.3	9.9	8.9	7.3	11.5	9.9

				% Change vs. 12M18
	Sales 12M19			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	3,110	4,299	7,409	1.1	3.5	2.5	2.4	7.5	5.3
Pediatric	1,879	2,282	4,161	1.9	1.3	1.6	1.9	4.6	3.4
Adult	1,231	2,017	3,248	(0.1)	6.2	3.7	3.2	10.9	7.9

Worldwide Nutrition sales increased 5.2 percent on a reported basis in the fourth quarter. On an organic basis, sales increased 5.8 percent. Refer to page 17 for a reconciliation of adjusted historical revenue.

Worldwide Pediatric Nutrition sales increased 2.4 percent on a reported basis in the fourth quarter, including an unfavorable 0.4 percent effect of foreign exchange, and increased 2.8 percent on an organic basis. International sales increased 3.4 percent on a reported basis and 4.1 percent on an organic basis. Sales growth was led by Abbott's market-leading toddler brands, PediaSure® and Pedialyte®.

Worldwide Adult Nutrition sales increased 8.9 percent on a reported basis in the fourth quarter and increased 9.9 percent on an organic basis. International Adult Nutrition sales increased 9.9 percent on a reported basis and 11.5 percent on an organic basis in the fourth quarter. Sales performance in the quarter was led by strong growth of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading diabetes-specific nutrition brand.

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Diagnostics

($ in millions)

				% Change vs. 4Q18
	Sales 4Q19			Reported			Organic
	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total
Total	766	1,292	2,058	9.6	2.4	5.0	9.6	4.6	6.4
Core Laboratory	293	956	1,249	13.2	7.0	8.4	13.2	9.1	10.0
Molecular	36	80	116	(4.1)	(6.5)	(5.7)	(4.1)	(4.5)	(4.4)
Point of Care	104	33	137	(4.9)	16.0	(0.5)	(4.9)	17.4	(0.2)
Rapid Diagnostics	333	223	556	13.6	(12.3)	1.5	13.6	(9.8)	2.7

				% Change vs. 12M18
	Sales 12M19			Reported			Organic
	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total
Total	2,887	4,826	7,713	6.3	1.0	2.9	6.3	5.7	5.9
Core Laboratory	1,086	3,570	4,656	10.3	4.9	6.2	10.3	9.9	10.0
Molecular	149	293	442	(1.8)	(11.7)	(8.6)	(1.8)	(8.4)	(6.3)
Point of Care	438	123	561	1.4	1.7	1.5	1.4	3.9	1.9
Rapid Diagnostics	1,214	840	2,054	5.7	(9.0)	(0.8)	5.7	(4.4)	1.2

Worldwide Diagnostics sales increased 5.0 percent on a reported basis in the fourth quarter, including an unfavorable 1.4 percent effect of foreign exchange, and increased 6.4 percent on an organic basis.

Core Laboratory Diagnostics sales increased 8.4 percent on a reported basis and 10.0 percent on an organic basis in the fourth quarter. Sales performance was led by above-market growth in the U.S. and internationally, where Abbott is achieving continued strong adoption of its Alinity family of innovative and highly differentiated diagnostic instruments. During the quarter, Abbott announced the Australian Red Cross Blood Services selected its Alinity-S system for the country’s blood and plasma screening.

Molecular Diagnostics sales decreased 5.7 percent on a reported basis in the fourth quarter, including an unfavorable 1.3 percent effect of foreign exchange, and decreased 4.4 percent on an organic basis.

Point of Care Diagnostics sales decreased 0.5 percent on a reported basis in the fourth quarter, including an unfavorable 0.3 percent effect of foreign exchange, and decreased 0.2 percent on an organic basis.

Rapid Diagnostics sales increased 1.5 percent on a reported basis in the fourth quarter, including an unfavorable 1.2 percent effect of foreign exchange, and increased 2.7 percent on an organic basis. Organic sales growth was led by infectious disease testing in developed markets and cardio-metabolic testing globally, partially offset by lower infectious disease testing sales in Africa.

4

Established Pharmaceuticals

($ in millions)

				% Change vs. 4Q18
	Sales 4Q19			Reported			Organic
	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total
Total	—	1,174	1,174	n/a	7.8	7.8	n/a	10.0	10.0
Key Emerging Markets	—	896	896	n/a	7.0	7.0	n/a	9.5	9.5
Other	—	278	278	n/a	10.4	10.4	n/a	11.6	11.6

				% Change vs. 12M18
	Sales 12M19			Reported			Organic
	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total
Total	—	4,486	4,486	n/a	1.4	1.4	n/a	7.3	7.3
Key Emerging Markets	—	3,392	3,392	n/a	0.9	0.9	n/a	7.9	7.9
Other	—	1,094	1,094	n/a	3.3	3.3	n/a	5.6	5.6

Established Pharmaceuticals sales increased 7.8 percent on a reported basis in the fourth quarter, including an unfavorable 2.2 percent effect of foreign exchange, and increased 10.0 percent on an organic basis.

Key Emerging Markets include India, Brazil, Russia and China along with several additional emerging countries that represent the most attractive long-term growth opportunities for Abbott’s branded generics product portfolio. Sales in these geographies increased 7.0 percent on a reported basis in the fourth quarter and increased 9.5 percent on an organic basis, which excludes an unfavorable 2.5 percent effect of foreign exchange. Organic sales growth was led by performance across several geographies in Latin America and Asia.

Other sales increased 10.4 percent on a reported basis in the fourth quarter, including an unfavorable 1.2 percent effect of foreign exchange, and increased 11.6 percent on an organic basis.

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Medical Devices

($ in millions)

				% Change vs. 4Q18
	Sales 4Q19			Reported			Organic
	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total
Total	1,404	1,800	3,204	9.2	10.1	9.7	9.2	12.9	11.3
Rhythm Management	267	277	544	1.8	2.8	2.3	1.8	5.5	3.7
Electrophysiology	193	266	459	7.7	11.8	10.0	7.7	13.1	10.8
Heart Failure	146	52	198	16.8	(0.8)	11.6	16.8	2.1	12.5
Vascular	260	454	714	(4.6)	1.5	(0.8)	(4.6)	3.2	0.3
Structural Heart	170	206	376	25.7	7.7	15.1	25.7	10.8	17.0
Neuromodulation	175	47	222	(0.9)	14.6	2.0	(0.9)	20.0	3.0
Diabetes Care	193	498	691	43.5	26.0	30.5	43.5	30.3	33.7

Vascular Product Lines:
Coronary and Endovasculara)	239	452	691	(2.9)	1.2	(0.3)	(2.9)	2.9	0.8

a)	Includes drug-eluting stents, balloon catheters, guidewires, vascular imaging/diagnostics products, vessel closure, carotid and other coronary and peripheral products.

				% Change vs. 12M18
	Sales 12M19			Reported			Organic
	U.S.	Int’l	Total	U.S.	Int’l	Total	U.S.	Int’l	Total
Total	5,374	6,865	12,239	7.2	8.0	7.6	7.2	13.0	10.5
Rhythm Management	1,057	1,087	2,144	(4.4)	(0.6)	(2.5)	(4.4)	4.4	0.0
Electrophysiology	742	979	1,721	9.5	10.8	10.2	9.5	14.8	12.5
Heart Failure	574	195	769	22.9	9.4	19.1	22.9	14.1	20.5
Vascular	1,047	1,803	2,850	(7.0)	0.0	(2.7)	(7.0)	4.1	(0.2)
Structural Heart	616	784	1,400	26.1	4.3	12.9	26.1	9.7	16.2
Neuromodulation	660	171	831	(4.2)	(1.8)	(3.8)	(4.2)	4.7	(2.4)
Diabetes Care	678	1,846	2,524	48.3	25.1	30.6	48.3	31.8	35.7

Vascular Product Lines:
Coronary and Endovasculara)	947	1,793	2,740	(3.9)	0.0	(1.4)	(3.9)	4.1	1.3

a)	Includes drug-eluting stents, balloon catheters, guidewires, vascular imaging/diagnostics products, vessel closure, carotid and other coronary and peripheral products.

Note: Insertable Cardiac Monitor (ICM) sales, which had previously been reported in Electrophysiology, are now included in Rhythm Management. Historical periods have been adjusted to reflect this change.

Worldwide Medical Devices sales increased 9.7 percent on a reported basis in the fourth quarter and increased 11.3 percent on an organic basis, led by double-digit growth in Electrophysiology, Heart Failure, Structural Heart and Diabetes Care.

In Electrophysiology, growth was led by strong performance in cardiac diagnostic and ablation catheters, which are used to help physicians accurately and effectively treat atrial fibrillation, a form of irregular heartbeat.

6

In Heart Failure, double-digit growth was driven by market adoption of Abbott's HeartMate 3® left ventricular assist device, which has been shown to improve survival and clinical outcomes in patients with advanced heart failure.

Growth in Structural Heart was led by MitraClip®, Abbott’s market-leading device for the minimally invasive treatment of mitral regurgitation, or a leaky mitral heart valve. Worldwide sales of MitraClip were $191 million in the fourth quarter, an increase of 27.1 percent on a reported basis and 28.8 percent on an organic basis versus the prior year.

In Diabetes Care, sales increased 30.5 percent on a reported basis and 33.7 percent on an organic basis in the fourth quarter. Sales growth in the quarter was led by FreeStyle Libre®, Abbott’s revolutionary continuous glucose monitoring system, with worldwide sales of $534 million, an increase of 58.5 percent on a reported basis and 62.4 percent on an organic basis versus the prior year.

7

Abbott issues guidance for 2020

Abbott is issuing full-year 2020 guidance for organic sales growth of 7.0 to 8.0 percent2, which excludes the impact of foreign exchange, and diluted earnings per share from continuing operations under Generally Accepted Accounting Principles (GAAP) of $2.35 to $2.45. Abbott forecasts net specified items for the full year 2020 of $1.20 per share. Specified items include intangible amortization expense, acquisition-related expenses, charges associated with cost reduction initiatives and other expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be $3.55 to $3.65 for the full year 2020.

Abbott is issuing first-quarter 2020 guidance for diluted earnings per share from continuing operations under GAAP of $0.40 to $0.42. Abbott forecasts specified items for the first quarter 2020 of $0.29 per share primarily related to intangible amortization, acquisition-related expenses, cost reduction initiatives and other expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be $0.69 to $0.71 for the first quarter.

Abbott announces increase in QUARTERLY DIVIDEND

On Dec. 13, 2019, the board of directors of Abbott increased the company's quarterly dividend to $0.36 per share from $0.32 per share, an increase of 12.5 percent. Abbott's cash dividend is payable Feb. 14, 2020, to shareholders of record at the close of business on Jan. 15, 2020.

Abbott has increased its dividend payout for 48 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

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About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 107,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews and @AbbottGlobal.

Abbott will webcast its live fourth-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8:30 a.m. Central time today. An archived edition of the webcast will be available later that day.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors’’ to our Annual Report on Securities and Exchange Commission Form 10-K for the year ended Dec. 31, 2018, and are incorporated by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial:

Scott Leinenweber, 224-668-0791

Michael Comilla, 224-668-1872

Laura Dauer, 224-667-2299

Abbott Media:

Darcy Ross, 224-667-3655

Elissa Maurer, 224-668-3309

1 Fourth-quarter 2019 diluted EPS from continuing operations on a GAAP basis reflects 59.5 percent growth.

2 Abbott has not provided the GAAP financial measure for organic sales growth on a forward-looking basis because the company is unable to predict the impact of foreign exchange due to the unpredictability of future changes in foreign exchange rates, which could significantly impact reported sales growth.

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Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Fourth Quarter Ended December 31, 2019 and 2018

(in millions, except per share data)

(unaudited)

	4Q19	4Q18	% Change
Net Sales	$8,314	$7,765	7.1

Cost of products sold, excluding amortization expense	3,434	3,191	7.7
Amortization of intangible assets	483	488	(1.1)
Research and development	595	562	6.0
Selling, general, and administrative	2,413	2,359	2.3
Total Operating Cost and Expenses	6,925	6,600	4.9

Operating Earnings	1,389	1,165	19.2

Interest expense, net	139	152	(8.5)
Net foreign exchange (gain) loss	(2)	26	n/m
Debt extinguishment costs	63	86	(27.1)
Other (income) expense, net	(51)	(46)	13.5
Earnings from Continuing Operations before taxes	1,240	947	31.1

Tax expense on Earnings from Continuing Operations	191	292	(34.5)	1)
Earnings from Continuing Operations	1,049	655	60.3

Earnings from Discontinued Operations, net of taxes	—	(1)	n/m

Net Earnings	$1,049	$654	60.6

Earnings from Continuing Operations, excluding Specified Items, as described below	$1,705	$1,444	18.1	2)

Diluted Earnings per Common Share from:
Continuing Operations	$0.59	$0.37	59.5
Discontinued Operations	—	—	n/m
Total	$0.59	$0.37	59.5

Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, as described below	$0.95	$0.81	17.3	2)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,781	1,774

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

10

1)	2018 Tax expense on Earnings from Continuing Operations includes an additional $85 million of tax expense for the transition tax associated with the Tax Cuts and Jobs Act (TCJA).

2)	2019 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $656 million, or $0.36 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

2018 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $789 million, or $0.44 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions, as well as additional transition tax related to the TCJA.

11

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Year Ended December 31, 2019 and 2018

(in millions, except per share data)

(unaudited)

	12M19	12M18	% Change
Net Sales	$31,904	$30,578	4.3

Cost of products sold, excluding amortization expense	13,231	12,706	4.1
Amortization of intangible assets	1,936	2,178	(11.1)
Research and development	2,440	2,300	6.1	1)
Selling, general, and administrative	9,765	9,744	0.2
Total Operating Cost and Expenses	27,372	26,928	1.7

Operating Earnings	4,532	3,650	24.2

Interest expense, net	576	721	(20.1)
Net foreign exchange (gain) loss	7	28	(74.1)
Debt extinguishment costs	63	167	(62.6)
Other (income) expense, net	(191)	(139)	38.2
Earnings from Continuing Operations before taxes	4,077	2,873	42.0

Tax expense on Earnings from Continuing Operations	390	539	(27.6)	2)
Earnings from Continuing Operations	3,687	2,334	58.0

Earnings from Discontinued Operations, net of taxes	—	34	n/m

Net Earnings	$3,687	$2,368	55.7

Earnings from Continuing Operations, excluding Specified Items, as described below	$5,810	$5,131	13.2	3)

Diluted Earnings per Common Share from:
Continuing Operations	$2.06	$1.31	57.3
Discontinued Operations	—	0.02	n/m
Total	$2.06	$1.33	54.9

Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, as described below	$3.24	$2.88	12.5	3)

Average Number of Common Shares Outstanding Plus Dilutive Common Stock Options	1,781	1,770

NOTES:

See tables on page 15 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

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1)	In 2019, in conjunction with the acquisition of Cephea Valve Technologies, Inc., Abbott acquired an R&D asset valued at $102 million, which was immediately expensed.

2)	2019 Tax expense on Earnings from Continuing Operations includes the impact of a $86 million reduction of the transition tax associated with the Tax Cuts and Jobs Act (TCJA) and approximately $100 million in excess tax benefits associated with share-based compensation.

2018 Tax expense on Earnings from Continuing Operations includes an additional $120 million of tax expense for the transition tax associated with the TCJA, as well as the impact of approximately $90 million in excess tax benefits associated with share-based compensation.

3)	2019 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $2.123 billion, or $1.18 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

2018 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $2.797 billion, or $1.57 per share, for intangible amortization expense and other expenses primarily associated with acquisitions and restructuring actions.

13

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Fourth Quarter Ended December 31, 2019 and 2018

(in millions, except per share data)

(unaudited)

	4Q19
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$483	$(483)	—
Gross Margin	4,397	545	4,942	59.4%
R&D	595	(39)	556	6.7%
SG&A	2,413	(62)	2,351	28.3%
Debt extinguishment costs	63	(63)	—
Other (income) expense, net	(51)	(5)	(56)
Earnings from Continuing Operations before taxes	1,240	714	1,954
Tax expense on Earnings from Continuing Operations	191	58	249
Earnings from Continuing Operations	1,049	656	1,705
Diluted Earnings per Share from Continuing Operations	$0.59	$0.36	$0.95

Specified items reflect intangible amortization expense of $483 million and other expenses of $231 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 18 for additional details regarding specified items.

	4Q18
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$488	$(488)	—
Gross Margin	4,086	520	4,606	59.3%
R&D	562	(2)	560	7.2%
SG&A	2,359	(91)	2,268	29.2%
Net foreign exchange (gain) loss	26	(28)	(2)
Debt extinguishment costs	86	(86)	—
Other (income) expense, net	(46)	13	(33)
Earnings from Continuing Operations before taxes	947	714	1,661
Tax expense on Earnings from Continuing Operations	292	(75)	217
Earnings from Continuing Operations	655	789	1,444
Diluted Earnings per Share from Continuing Operations	$0.37	$0.44	$0.81

Specified items reflect intangible amortization expense of $488 million and other expenses of $226 million, primarily associated with acquisitions, restructuring actions and other expenses, as well as $85 million of additional transition tax related to the TCJA. See page 19 for additional details regarding specified items.

14

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Year Ended December 31, 2019 and 2018

(in millions, except per share data)

(unaudited)

	12M19
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$1,936	$(1,936)	—
Gross Margin	16,737	2,140	18,877	59.2%
R&D	2,440	(198)	2,242	7.0%
SG&A	9,765	(240)	9,525	29.9%
Debt extinguishment costs	63	(63)	—
Other (income) expense, net	(191)	(37)	(228)
Earnings from Continuing Operations before taxes	4,077	2,678	6,755
Tax expense on Earnings from Continuing Operations	390	555	945
Earnings from Continuing Operations	3,687	2,123	5,810
Diluted Earnings per Share from Continuing Operations	$2.06	$1.18	$3.24

Specified items reflect intangible amortization expense of $1.936 billion and other expenses of $742 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 20 for additional details regarding specified items.

	12M18
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales

Intangible Amortization	$2,178	$(2,178)	—
Gross Margin	15,694	2,453	18,147	59.3%
R&D	2,300	(87)	2,213	7.2%
SG&A	9,744	(365)	9,379	30.7%
Interest expense, net	721	(2)	719
Net foreign exchange (gain) loss	28	(29)	(1)
Debt extinguishment costs	167	(167)	—
Other (income) expense, net	(139)	3	(136)
Earnings from Continuing Operations before taxes	2,873	3,100	5,973
Tax expense on Earnings from Continuing Operations	539	303	842
Earnings from Continuing Operations	2,334	2,797	5,131
Diluted Earnings per Share from Continuing Operations	$1.31	$1.57	$2.88

Specified items reflect intangible amortization expense of $2.178 billion and other expenses of $922 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 21 for additional details regarding specified items.

15

A reconciliation of the fourth-quarter tax rates for continuing operations for 2019 and 2018 is shown below:

	4Q19
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$1,240	$191	15.4%
Specified items	714	58
Excluding specified items	$1,954	$249	12.8%

	4Q18
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$947	$292	30.8%	1)
Specified items	714	(75)
Excluding specified items	$1,661	$217	13.1%

1)	Reported tax rate on a GAAP basis for the fourth quarter of 2018 includes the impact of an additional $85 million of tax expense for the transition tax associated with the TCJA.

A reconciliation of the year-to-date tax rates for continuing operations for 2019 and 2018 is shown below:

	12M19
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,077	$390	9.6%	2)
Specified items	2,678	555
Excluding specified items	$6,755	$945	14.0%

	12M18
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,873	$539	18.8%	3)
Specified items	3,100	303
Excluding specified items	$5,973	$842	14.1%

2)	Reported tax rate on a GAAP basis for 2019 includes the impact of a $86 million reduction of the transition tax associated with the TCJA and approximately $100 million in excess tax benefits associated with share-based compensation.

3)	Reported tax rate on a GAAP basis for 2018 includes the impact of an additional $120 million of tax expense for the transition tax associated with the TCJA, as well as the impact of approximately $90 million in excess tax benefits associated with share-based compensation.

16

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Adjusted Historical Revenue

Year Ended December 31, 2019 and 2018

($ in millions) (unaudited)

	12M19	12M18			% Change vs. 12M18
	Abbott	Abbott	Discontinued	Adjusted		Non-GAAP
	Reported	Reported	Businessa)	Revenue	Reported	Reported	Organicb)
Total Company	31,904	30,578	(38)	30,540	4.3	4.5	7.7
U.S.	11,398	10,839	(38)	10,801	5.2	5.5	5.5
Int'l	20,506	19,739	—	19,739	3.9	3.9	8.8
Total Nutrition	7,409	7,229	(38)	7,191	2.5	3.0	5.3
U.S.	3,110	3,075	(38)	3,037	1.1	2.4	2.4
Int'l	4,299	4,154	—	4,154	3.5	3.5	7.5
Adult	3,248	3,132	(38)	3,094	3.7	5.0	7.9
U.S.	1,231	1,232	(38)	1,194	(0.1)	3.2	3.2
Int'l	2,017	1,900	—	1,900	6.2	6.2	10.9

a) Reflects sales related to a non-core product line within the U.S. Adult Nutrition business, which was discontinued during the third quarter 2018.

b) In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

17

Abbott Laboratories and Subsidiaries

Details of Specified Items

Fourth Quarter Ended December 31, 2019

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$34	$28	$483	$—	$545
R&D	(15)	(22)	—	(2)	(39)
SG&A	(39)	(23)	—	—	(62)
Debt extinguishment costs	—	—	—	(63)	(63)
Other (income) expense, net	(5)	—	—	—	(5)
Earnings from Continuing Operations before taxes	$93	$73	$483	$65	714
Tax expense on Earnings from Continuing Operations (d)					58
Earnings from Continuing Operations					$656
Diluted Earnings per Share from Continuing Operations					$0.36

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, asset impairments, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to costs associated with the early extinguishment of debt.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

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Abbott Laboratories and Subsidiaries

Details of Specified Items

Fourth Quarter Ended December 31, 2018

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$21	$7	$488	$4	$520
R&D	(7)	5	—	—	(2)
SG&A	(82)	(9)	—	—	(91)
Net foreign exchange (gain) loss	—	(28)	—	—	(28)
Debt extinguishment costs	—	—	—	(86)	(86)
Other (income) expense, net	(1)	—	—	14	13
Earnings from Continuing Operations before taxes	$111	$39	$488	$76	714
Tax expense on Earnings from Continuing Operations (d)					(75)
Earnings from Continuing Operations					$789
Diluted Earnings per Share from Continuing Operations					$0.44

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities, and fair value adjustments to contingent consideration related to a business acquisition.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, inventory write-downs, asset impairments, accelerated depreciation, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other includes costs associated with the early extinguishment of debt, partially offset by a gain on investments.

d)	Reflects the net tax benefit associated with the specified items and additional tax expense for the transition tax associated with the TCJA.

19

Abbott Laboratories and Subsidiaries

Details of Specified Items

Year Ended December 31, 2019

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$103	$101	$1,936	$—	$2,140
R&D	(38)	(44)	—	(116)	(198)
SG&A	(153)	(70)	—	(17)	(240)
Debt extinguishment costs	—	—	—	(63)	(63)
Other (income) expense, net	(15)	—	—	(22)	(37)
Earnings from Continuing Operations before taxes	$309	$215	$1,936	$218	2,678
Tax expense on Earnings from Continuing Operations (d)					555
Earnings from Continuing Operations					$2,123
Diluted Earnings per Share from Continuing Operations					$1.18

The table above provides additional details regarding the specified items described on page 15.

a)	Acquisition-related expenses include costs for tax and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities, and fair value adjustments to contingent consideration related to a business acquisition.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, asset impairments, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other relates to the acquisition of R&D assets, costs associated with the early extinguishment of debt, charges related to the impairment of certain assets, and expenses related to certain litigation settlements.

d)	Reflects the net tax benefit associated with the specified items, a reduction in the transition tax associated with the TCJA and excess tax benefits associated with share-based compensation.

20

Abbott Laboratories and Subsidiaries

Details of Specified Items

Year Ended December 31, 2018

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$123	$106	$2,178	$46	$2,453
R&D	(41)	1	—	(47)	(87)
SG&A	(346)	(19)	—	—	(365)
Interest expense, net	—	—	—	(2)	(2)
Net foreign exchange (gain) loss	—	(29)	—	—	(29)
Debt extinguishment costs	—	—	—	(167)	(167)
Other (income) expense, net	(2)	—	—	5	3
Earnings from Continuing Operations before taxes	$512	$153	$2,178	$257	3,100
Tax expense on Earnings from Continuing Operations (d)					303
Earnings from Continuing Operations					$2,797
Diluted Earnings per Share from Continuing Operations					$1.57

The table above provides additional details regarding the specified items described on page 15.

a)	Acquisition-related expenses include costs for legal, accounting, tax, and other services related to business acquisitions, integration costs which represent incremental costs directly related to integrating the acquired businesses and include expenditures for consulting, retention, severance, and the integration of systems, processes and business activities, fair value adjustments to contingent consideration related to a business acquisition, and inventory step-up amortization.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, inventory write-downs, asset impairments, accelerated depreciation, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other includes the cost associated with the early extinguishment of debt, costs related to the acquisition of R&D assets and charges related to the impairment of certain assets, partially offset by a gain on investments.

d)	Reflects the net tax benefit associated with the specified items, additional tax expense for the transition tax associated with the TCJA and excess tax benefits associated with share-based compensation.

# # #

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